MANAGED PORTFOLIO SERIES (the “Trust”)

AC ONE China Fund

(the “Fund”)

Supplement dated July 11, 2012 to the

Prospectus and Summary Prospectus for the Fund

dated May 16, 2012, as supplemented June 7, 2012.

The offering period for the AC ONE China Fund (the “Fund”), a series of the Trust, will be extended until the close of business (4:00 p.m., Eastern time) on July 26, 2012, subject to extension.  If the offering period ends on July 26, 2012, the Fund will begin its continuous offering of shares on July 27, 2012.  The initial offering period was originally scheduled to end at the close of business on June 15, 2012 and was previously extended to July 12, 2012.

During the Fund’s initial offering period, you may subscribe to purchase Fund shares at a price of $10.00 per share.  Investment checks made payable to “AC ONE China Fund” received during the initial offering period will be securely held but will not be cashed and invested in the Fund until at least July 26, 2012.  If you would like to invest via federal wire, please complete an account application as directed in the Fund’s Prospectus to indicate your desire to participate in the initial offering period through federal funds wire.  Money received by wire will be held in escrow until at least July 26, 2012.  Subscriptions received during the Fund’s initial offering period will be processed on the purchase date, which will be the date on which the Fund commences operations, which is expected to be July 27, 2012.  Applications to purchase shares of the Fund received after the initial offering period will be invested in the Fund at the Fund’s then current net asset value.

The Fund intends to commence operations on July 27, 2012.  However, the Fund reserves the right to delay the Fund’s commencement of operation and extend the initial offering period upon notice to investors.

You may rescind your order to purchase shares of the Fund at any time during the initial offering period by contacting the Fund at (888) 964-0788.

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.